Filed under Rules 497(e) and 497(k)

Registration No. 002-83631

VALIC COMPANY I

Science and Technology Fund

(the “Fund”)

Supplement dated January 30, 2024, to the Fund’s Summary Prospectus and Prospectus,

each dated October 1, 2023, as supplemented and amended to date

At a meeting held on January 23-24, 2024 (the “Meeting”), the Board of Directors of VALIC Company I (the “Board”) approved an amendment to the Investment Sub-Advisory Agreement between The Variable Annuity Life Insurance Company (“VALIC”) and Wellington Management Company LLP (“Wellington”) with respect to the Fund to reduce the fee payable by VALIC to Wellington with respect to the Fund.

At the Meeting, the Board also approved an Amended and Restated Advisory Fee Waiver Agreement (the “Advisory Fee Waiver Agreement”) with respect to the Fund. Pursuant to the Advisory Fee Waiver Agreement, VALIC has agreed, until September 30, 2024, to waive the Fund’s advisory fees so that the advisory fee payable by the Fund is equal to 0.85% on the first $500 million and 0.80% on assets over $500 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.